EXHIBIT 10.5

Fourth Amendment

to

Amended and Restated

Senior Revolving Credit Agreement

Among

Rosetta Resources Inc.,

as Borrower,

BNP Paribas,

as Administrative Agent,

and

The Lenders Signatory Hereto

  Effective as of May 10, 2011

Fourth Amendment to
Amended and Restated Senior Revolving Credit Agreement

This Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement (this “Fourth Amendment”) executed effective as of May 10, 2011 (the “Fourth Amendment Effective Date”) is among Rosetta Resources Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

R E C I T A L S:

A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Revolving Credit Agreement dated as of April 9, 2009, as amended by that certain First Amendment dated as of October 1, 2009, that certain Second Amendment dated as of April 5, 2010 and that certain Third Amendment dated as of December 2, 2010 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.   The Borrower has requested and the Administrative Agent and each of the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.   NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.   Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.    Amendments to Credit Agreement.

2.1   Amendments to Section 1.02.

(a)    The following definitions are hereby added or amended and restated in their entirety as follows:

“‘Agreement’ means this Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment dated as of October 1, 2009, the Second Amendment dated as of April 5, 2010, the Third Amendment dated as of December 2, 2010 and the Fourth Amendment dated as of May 10, 2011 as the same may from time to time be further amended, modified, supplemented or restated.”

“‘Applicable Margin’ means, for any day, with respect to any ABR Loan or Eurodollar Loan, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	<25%	≥25% but <50%	≥50% but <75%	≥75% but <90%	>90%
ABR Loans	0.75%	1.00%	1.25%	1.50%	1.75%
Eurodollar Loans	1.75%	2.00%	2.25%	2.50%	2.75%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the ‘Applicable Margin’ means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.”

“‘Majority Lenders’ means, at any time while no Loans or LC Exposure is outstanding, Lenders having at least fifty-one percent (51%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least fifty-one percent (51%) of the outstanding aggregate principal amount of the Loans and participation interests in the Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that the Maximum Credit Amounts and the principal amount of the Loans and participation interests in Letters of Credit of the Defaulting Lenders (if any) shall be excluded from the determination of Majority Lenders.”

“‘Maturity Date’ means May 10, 2016.”

“‘Required Lenders’ means, at any time while no Loans or LC Exposure is outstanding, Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans and participation interests in the Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)) (the “Outstanding Amounts”); provided that, if any one Lender has at least sixty-six and two-thirds percent (66-2/3%) of the Outstanding Amounts, then “Required Lenders” shall mean, at any time while any Loans or LC Exposure is outstanding, at least two Lenders having at least the greater of (i) seventy-five percent (75%) of the Outstanding Amounts and (ii) 10% plus the percentage of the Outstanding Amounts held by the Lender holding the greater amount of the Outstanding Amounts; provided further that the Maximum Credit Amounts and the principal amount of the Loans and participation interests in Letters of Credit of the Defaulting Lenders (if any) shall be excluded from the determination of Required Lenders.”

(b)   The following definitions are hereby deleted from the Credit Agreement in their entirety:  “Acceptable Collateral,” “Adequate Assurance of Performance,” “Approved Purchaser,” “Calpine,” “Calpine Gas Contracts,” and “Gas Sales Contract.”

2.2   Amendments in General.  The Credit Agreement is hereby amended by replacing, in each instance in the Credit Agreement except in the definition of “Required Lenders” in Section 1.02, Section 2.07, Section 8.13(c), Section 8.18, Section 12.02(b)(ii) and Section 12.02(b)(viii), the terms “Required Lender” and “Required Lenders” with the terms “Majority Lender” and “Majority Lenders”, as applicable.

2.3   Amendment to Section 4.03(c)(ii).  Section 4.03(c)(ii) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(ii)   the Maximum Credit Amount and the outstanding principal amount of the Loans and participation interests in Letters of Credit of such Defaulting Lender shall not be included in determining whether all Lenders, the Required Lenders or the Majority Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 12.02); provided that any waiver, amendment or modification requiring the consent of each affected Lender and which affects such Defaulting Lender, shall require the consent of such Defaulting Lender; and provided further that no Defaulting Lender shall participate in any redetermination or affirmation of the Borrowing Base, but the Commitments of a Defaulting Lender (i.e., the Applicable Percentage of the Borrowing Base of a Defaulting Lender) may not be increased without the consent of such Defaulting Lender.”

2.4   Amendment to Section 8.02(c).  Section 8.02(c) is hereby amended by deleting the contents of such Section in their entirety and replacing them with “[Reserved].”

2.5   Amendment to Section 9.01(a).  Section 9.01(a) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(a)   Ratio of Total Debt to EBITDAX.  The Borrower will not, at any time, permit its ratio of Total Debt as of such time to EBITDAX for the period of four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of determination for which financial statements are available to be greater than 4.0 to 1.0.”

2.6   Amendment to Section 9.13(e)(ii).  Section 9.13(e)(ii) is hereby amended by replacing the phrase “five percent (5%)” with the phrase “seven percent (7%)”.

2.7   Amendment to Section 9.20.  Section 9.20 is hereby amended by deleting the contents of such Section in their entirety and replacing them with “[Reserved].”

2.8   Amendment to Section 10.01(n).  Section 10.01(n) is hereby amended by deleting the contents of such Section in their entirety and replacing them with “[Reserved].”

2.9   Amendment to Section 12.02(b)(viii).  Section 12.02(b)(viii) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(viii) change any of the provisions of this Section 12.02(b) or the definition of “Majority Lenders” or “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents without the written consent of each Lender (other as provided under Section 4.03(c)(ii) concerning a Defaulting Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any other Agent, or the Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, such other Agent or the Issuing Bank, as the case may be.”

Section 3.    Borrowing Base Redetermination. The Lenders and the Borrower agree that from and after the Fourth Amendment Effective Date up to the next redetermination, the amount of the Borrowing Base shall be $325,000,000.  This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(e) or further adjustments pursuant to Section 8.13(c), Section 8.18 or Section 9.13. This Section 3 constitutes notice of the redetermined Borrowing Base in accordance with Section 2.07(d) of the Credit Agreement.

Section 4.   Assignments and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments and to, among other things, eliminate completely the Maximum Credit Amount and Commitment of Allied Irish Bank p.l.c. (the “Exiting Lender”).  The Administrative Agent and the Borrower hereby consent to such reallocation and the Exiting Lender’s and other Lenders’ assignments of their Commitments.  On the Fourth Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amount and Commitment of each Lender shall be as set forth on Annex I of this Fourth Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement.  With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit F to the Credit Agreement as if each such Lender and the Exiting Lender had executed an Assignment and Assumption Agreement with respect to such allocation.  In connection with this Assignment and for purposes of this Assignment only, the Lenders, the Exiting Lender, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.06(b)(ii) of the Credit Agreement.

Section 5.  Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

5.1   Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

5.2   Fourth Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Fourth Amendment from the Borrower and the all of the Lenders.

5.3   No Default.  No Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

5.4   Other Documents.  The Administrative Agent shall have received any other document it reasonably requests.

Section 6.   Representations and Warranties; Etc.  The Borrower and each of the Guarantors hereby affirm:  (a) that as of the date of execution and delivery of this Fourth Amendment, all of the representations and warranties contained in each Loan Document to which the Borrower and Guarantors are a party are true and correct in all material respects as though made on and as of the Fourth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that, after giving effect to this Fourth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7.   Miscellaneous.

7.1   Confirmation.  The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

7.2   Ratification and Affirmation of Borrower and Guarantors.  Each of the Guarantors and the Borrower hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

7.3   Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Fourth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

7.4   No Oral Agreement.  This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

7.5   Governing Law.  This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

[Remainder of Page Intentionally Left Blank.  Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:                                                                ROSETTA RESOURCES INC.

By: /s/ Michael J. Rosinski
Michael J. Rosinski, Executive Vice President,
Chief Financial Officer and Treasurer

GUARANTORS:
ROSETTA RESOURCES OFFSHORE, LLC
ROSETTA RESOURCES HOLDINGS, LLC
ROSETTA RESOURCES OPERATING LP
By: Rosetta Resources Operating GP, LLC, its general partner
ROSETTA RESOURCES GATHERING LP
By: Rosetta Resources Operating LP, its general partner
By: Rosetta Resources Operating GP, LLC, its general partner
ROSETTA RESOURCES OPERATING GP, LLC

By: /s/ Michael J. Rosinski
          Michael J. Rosinski, Executive Vice President,
          Chief Financial Officer and Treasurer

Signature Page – Fourth Amendment
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ADMINISTRATIVE AGENT:                                            BNP PARIBAS,
as Administrative Agent

By:  /s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

By: /s/ Edward Pak
Name: Edward Pak
Title: Director

LENDERS:                                                                           BNP PARIBAS

By:  /s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

By: /s/ Edward Pak
Name: Edward Pak
Title: Director

WELLS FARGO BANK, N.A.

By:  /s/ Michael Real
Name: Michael Real
Title: Director

UNION BANK, N.A.

By:  /s/ Brian Caddell
Name: Brian Caddell
Title: Assistant Vice President

Signature Page – Fourth Amendment
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COMPASS BANK

By:  /s/ Kathleen Bowen
Name: Kathleen Bowen
Title: Senior Vice President

BANK OF MONTREAL

By:  /s/ Kevin Utsey
Name: Kevin Utsey
Title: Director

JPMORGAN CHASE BANK, N.A.

By:  /s/ Stephen L. Lescher
Name: Stephen L. Lescher
Title: Authorized Officer

COMERICA BANK

By:  /s/ Justin Crawford
Name: Justin Crawford
Title: Vice President

BANK OF AMERICA, N.A.

By:  /s/ Stephen J. Hoffman
Name: Stephen J. Hoffman
Title: Managing Director

Signature Page – Fourth Amendment
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U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Mark E. Thompson
Name: Mark E. Thompson
Title: Senior Vice President

ALLIED IRISH BANKS P.L.C

By:  /s/ Mark Connelly
Name: Mark Connelly
Title: SVP

By:  /s/ Aidan Lanigan
Name: Aidan Lanigan
Title: VP

BANK OF TEXAS, N.A.

By:  /s/ Mari Salazar
Name: Mari Salazar
Title: Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:  /s/ Kenneth R. Batson, III
Name: Kenneth R. Batson, III
Title: Vice President

THE FROST NATIONAL BANK

By:  /s/ Andrew A. Merryman
Name: Andrew A. Merryman
Title: Sr. Vice President

Signature Page – Fourth Amendment
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